UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2022

UNIVERSAL TECHNICAL INSTITUTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4225 E Windrose Drive, Suite 200 Phoenix, Arizona (Address of principal executive offices)	85032 (Zip Code)

(623) 445-9500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	UTI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
☐ Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Universal Technical Institute, Inc. (“UTI”) filed with the U.S. Securities and Exchange Commission on December 2, 2022 (the “Original Form 8-K”). The Original Form 8-K reported UTI’s acquisition of Concorde Career Colleges, Inc. (“Concorde”). This Amendment No. 1 on Form 8-K/A is being filed by UTI solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Original Form 8-K, including the required financial statements of Concorde and the required pro forma financial information. Except as otherwise provided herein, the disclosures made in the Original Form 8-K remain unchanged.

Item 9.01. Consolidated Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

    In accordance with Item 9.01(a), the audited financial statements of Concorde for the years ended December 31, 2021 and 2020 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of Concorde as of September 30, 2022 and December 31, 2021 and for the nine months ended September 30, 2022 and 2021 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

In accordance with Item 9.01(b), the unaudited pro forma combined financial statements of UTI and Concorde for the year ended September 30, 2022 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of FORVIS, LLP, independent auditor
99.1	Audited Combined Financial Statements of Concorde Career College, Inc. as of and for the years ended December 31, 2021 and 2020
99.2	Unaudited Combined Financial Statements of Concorde Career Colleges, Inc. as of September 30, 2022 and December 31, 2021 and for the nine months ended September 30, 2022 and 2021
99.3	Unaudited Pro Forma Combined Financial Statements of UTI and Concorde for the year ended September 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

Dated:	February 8, 2023	By:	/s/ Christopher Kevane
		Name:	Christopher Kevane
		Title:	Senior Vice President and Chief Legal Officer